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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        November 2, 2000
                                                 ------------------------------


                                 POWER-ONE, INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                     0-29454                  77-0420182
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)               File Number)          Identification No.)


   740 CALLE PLANO, CAMARILLO, CALIFORNIA                         93012
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  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code        (805) 987-8741
                                                   ----------------------------

                                  NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

     The Exhibit is filed herewith in connection with the issuance by Power-One, Inc. (the "Company") of 4,500,000 shares (the "Shares") of common stock, $0.001 par value of the Company, pursuant to the Company's Registration Statement on Form S-3 (File No. 333-48184).


                                    EXHIBITS

Exhibit 1.1 Underwriting Agreement dated November 2, 2000 between the Company and Morgan Stanley & Co. Incorporated, relating to the Shares.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 6, 2000

                                       POWER-ONE, INC.



                                       By:        /s/ STEVEN J. GOLDMAN
                                          -------------------------------------
                                          Steven J. Goldman
                                          Chairman and Chief Executive Officer





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